AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON June 22, 1999

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
  -----------------------------------------------------------------------------

               (Name of Registrant as Specified In Its Charter)



  -----------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

   -----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

     (5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
   -----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

     (3) Filing Party:

   -----------------------------------------------------------------------------

     (4) Date Filed:

   -----------------------------------------------------------------------------

     Notes:


     ---------
  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                        MUNIYIELD INSURED FUND, INC.

                                                                   July 14, 1999

Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of the Fund to be held at the offices of Merrill Lynch Asset Management, L.P., on August 25, 1999, at 10:00 a.m.

     At the meeting, in addition to electing Directors and ratifying auditors, you are being asked to consider and approve an amendment to the Articles Supplementary of the Fund. The Fund's Board believes all the proposals are in the best interest of stockholders and recommends a vote "For" all the proposals. Please read the entire proxy statement, which discusses these proposals in greater detail.

     Regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed proxy and sign, date and mail the proxy card as soon as possible. Your prompt response will help save the Fund expenses related to addditional solicitation. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options.

     If you have any  questions  regarding the enclosed  proxy  material or need
assistance  in  voting  your  shares,   please  contact  our  proxy   solicitor,
Shareholder Communications Corporation at 1-800-645-4519.

     We appreciate the time and consideration that you can give this matter.

                                                              Sincerely,

                                                              BRADLEY J. LUCIDO
                                                              Secretary

                          MUNIYIELD INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                ----------------
                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                ----------------

                                 August 25, 1999

TO THE STOCKHOLDERS OF MUNIYIELD INSURED FUND, INC.:

      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of MuniYield Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, August 25, 1999 at 10:00 a.m. for the following purposes:

     (1)  To elect a Board of Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year;

     (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary of the Fund; and

     (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 11, 1999, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                    By Order of the Board of Directors

                                    BRADLEY J.LUCIDO
                                    Secretary

Plainsboro, New Jersey
Dated: July 14, 1999

\
                                 PROXY STATEMENT

                                ----------------
                          MUNIYIELD INSURED FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                ----------------
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                ----------------
                                 August 25, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, August 25, 1999 at 9:30 a.m. The approximate mailing date of this Proxy Statement is July 14, 1999.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and for the amendment to the Articles Supplementary of the Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on June 30, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding __________ shares of common stock, par value $.10 per share ("Common Stock"), and ______ shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the five
     (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

To Be Elected By Holders of AMPS, Voting Separately as a Class:

                                                                                          Shares Beneficially
                                                                                             Owned At The
                                                                                               Record Date
                                                                                          -----------------
                                           Principal Occupation During Past    Director    Common
Name and Address of Nominee       Age   Five Years and Public Directorships(1)   Since      Stock     AMPS
---------------------------      ----      ---------------------------------    -------    -------   ------
Walter Mintz(1)(2)                70       Special Limited Partner of            1992        -0-       -0-
1114 Avenue of the Americas                  Cumberland Associates
New York, New York 10036                     (investment partnership) since
                                             1982

Melvin R. Seiden(1)(2)            68       Director of Silbanc Properties,       1992        -0-       -0-
780 Third Avenue                             Ltd. (real estate, investment
Suite 2502                                   and consulting) since 1987;
New York, New York 10017                     Chairman and President of
                                             Seiden & de Cuevas, Inc.
                                             (private investment firm) from
                                             1964 to 1987.

To Be Elected by Holders of Common Stock and AMPS,  Voting  Together as a Single
Class:

                                                                                          Shares Beneficially
                                                                                             Owned At The
                                                                                               Record Date
                                                                                          -----------------
                                           Principal Occupation During Past    Director    Common
Name and Address of Nominee       Age   Five Years and Public Directorships(1)   Since      Stock     AMPS
---------------------------      ----      ---------------------------------    -------    -------   ------


Terry K. Glenn(1)*                 58      Executive Vice President              1999        -0-       -0-
P.O. Box 9011                                of MLAM and Fund Asset
Princeton, New Jersey                        Management, L.P. ("FAM")
08543-9011                                   (which terms as used herein include
                                             their corporate predecessors) since 1983;
                                             Executive Vice President and
                                             Director of Princeton Services,
                                             Inc. ("Princeton Services")
                                             since 1993; President of Princeton
                                             Funds Distributor, Inc. ("PFD") since
                                             1986 and Director thereof since
                                             1991; President of Princeton
                                             Administrators, L.P. since 1988.

Joe Grills(1)(2)                   64      Member of the Committee of            1994        -0-       -0-
P.O. Box 98                                  Investment of Employee Benefit
Rapidan, Virginia 22733                      Assets of the Financial
                                             Executives Institute ("CIEBA")
                                             since 1986, Member of CIEBA's
                                             Executive Committee since 1988
                                             and its Chairman from 1991 to
                                             1992; Assistant Treasurer of
                                             International Business Machines
                                             Corporation   ("IBM")   and   Chief
                                             Investment     Officer    of    IBM
                                             Retirement  Funds  from 1986  until
                                             1993;   Member  of  the  Investment
                                             Advisory Committees of the State of
                                             New York Common Retirement Fund and
                                             the Howard Hughes Medical Institute
                                             since    1997;    Director,    Duke
                                             Management  Company  since 1992 and
                                             Vice Chairman since 1998; Director,
                                             LaSalle  Street  Fund  since  1995;
                                             Director, Hotchkis and Wiley Mutual
                                             Funds since


                                                                                     Shares Beneficially
                                                                                          Owned At The
                                                                                           Record Date
                                                                                          -----------------
                                           Principal Occupation During Past    Director    Common
Name and Address of Nominee       Age   Five Years and Public Directorships(1)   Since      Stock     AMPS
---------------------------      ----      ---------------------------------    -------    -------   ------
                                             1996; Director, Kimco Realty
                                             Corporation  since 1997;  Member of
                                             the Investment  Advisory  Committee
                                             of the Virginia  Retirement  System
                                             since  1998;  Director,  Montpelier
                                             Foundation since 1998.

Robert S. Salomon, Jr.(1)(2)      62       Principal of STI Management           1996        -0-       -0-
106 Dolphin Cove Quay                        (investment adviser) since 1994;
Stamford, Connecticut 06902                  Chairman and CEO of Salomon
                                             Brothers Asset Management from 1992
                                             until 1995;  Monthly columnist with
                                             the  Forbes  Magazine  since  1992;
                                             Chairman of Salomon Brothers equity
                                             mutual  funds from 1992 until 1995;
                                             Director of Stock Research and U.S.
                                             Equity    Strategist   at   Salomon
                                             Brothers  Inc from 1975 until 1991;
                                             Trustee,   The  Common  Fund  since
                                             1980.

Stephen B. Swensrud(1)(2)         66       Chairman of Fernwood Advisors         1992        -0-       -0-
24 Federal Street                            (investment adviser) since 1996;
Suite 400                                    Principal of Fernwood Associates
Boston, Massachusetts 02110                  (financial consultant) since 1975.

Arthur Zeikel(1)*                  66      Chairman of FAM and MLAM              1992        -0-       -0-
P.O. Box 9011                                from 1997 to 1999; President of
Princeton, New Jersey                        FAM and MLAM from 1977 to
08543-9011                                   1997; Chairman of  Princeton
                                             Services, from 1997 to 1999
                                             and Director thereof since 1993;
                                             President of Princeton Services
                                             from 1993 to 1997; Executive
                                             Vice President of Merrill Lynch
                                             & Co., Inc. ("ML & Co.") from
                                             1990 to 1999.

--------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.

(2) Member of the Audit Committee of the Board of Directors.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committee and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1998, the Board of Directors held [four] meetings and the Audit Committee held [four] meetings. Each of the Directors then in office attended at least [75%] of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

     Compliance  with  Section  16(a) of the  Securities  Exchange  Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as noted below, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, [except that Michael J. Hennewinkel made a late Form 3 filing reporting his election as Senior Vice President of FAM, which report indicated that he owned no shares of the Fund.]

      Interested Persons. The Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

      Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $4,000 per year plus $1,000 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, a fee of $4,000 per year plus $750 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $75,081 for the fiscal year ended October 31, 1998.

     The following table sets forth for the fiscal year ended October 31, 1998 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.

                                                                                        Aggregate
                                                       Pension or                     Compensation
                                                   Retirement Benefits              From Fund, Other
                              Compensation          Accrued as Part                FAM/MLAM Advised
Name of Director                From Fund          of Fund Expenses             Funds Paid to Directors
---------------               ------------         -------------------          -----------------------
Joe Grills(1)                       $--                   None                          $186,333
Walter Mintz(1)                     $--                   None                          $178,583
Robert S. Salomon, Jr.(1)           $--                   None                          $178,583
Melvin R. Seiden(1)                 $--                   None                          $178,583
Stephen B. Swensrud(1)              $--                   None                          $195,583
--------


(1) The Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (23 registered investment companies consisting of 56 portfolios); Mr. Mintz (21 registered investment companies consisting of 42 portfolios); Mr. Salomon (21 registered investment companies consisting of 42 portfolios); Mr. Seiden (21 registered investment companies consisting of 42 portfolios); Mr. Swensrud (24 registered investment companies consisting of 57 portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

Name and Principal Occupation                               Office                       Age    Officer Since
-----------------------------                               ------                       ---    -------------

Terry K. Glenn                                              President                    58     1992*
   Executive Vice President of FAM and MLAM since
     1983; Executive Vice President and Director of
     Princeton Services since 1993;  President of PFD
     since 1986 and  Director thereof  since 1991;
     President of Princeton Administrators, L.P. since
     1988.

Vincent R. Giordano                                        Senior Vice President         54     1992
    Senior Vice President of FAM and MLAM since
    1984;  Senior Vice President of Princeton
    Services since 1993.

Kenneth A. Jacob                                           Vice President                48     1992
    First Vice President of MLAM since 1997; Vice
    President of FAM and MLAM from 1984
    to 1997; Vice President of FAM since 1984

William R. Bock                                            Vice President                63     1997
   Vice President of MLAM since 1989.



Donald C. Burke                                            Vice President and Treasurer  39     1993
   Senior Vice President and Treasurer of FAM and
     MLAM since 1999; Senior Vice President and
     Treasurer of Princeton  Services since 1999; Vice
     President  of PFD since  1999;  First Vice  President
     of MLAM from 1997 to 1999;  Vice  President
     of MLAM from 1990 to 1997;  Director of Taxation
     of MLAM since 1990.

Bradley J.Lucido                                           Secretary                     33     1999
   Vice President of MLAM since 1999; attorney
   with MLAM since 1995; attorney in private
   practice from 1991 to 1995.

---------------
*Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President.

      Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

          ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

              ITEM 3. PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY

     At a meeting held April 13, 1999, the Board of Directors of the Fund approved an amendment to Section 5(c) of the Articles Supplementary of the Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The Fund has five series of AMPS (A, B, C, D, and E), each created under Articles Supplementary dated May 19, 1992. The proposed amendment is described below and a form of amended

Section 5(c) for the Fund is attached as Exhibit A to this Proxy Statement. The Board of Directors of the Fund has declared the amendment advisable and has directed that the proposed amendment be submitted to the stockholders of the Fund for approval at the Meeting. The Board recommends that the stockholders of the Fund approve the proposed amendment to the Fund's Articles Supplementary.

     Currently, the Articles Supplementary of the Fund requires the approval of a majority of the Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit the Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in the Fund's capital structure.

     The proposed amendment provides the Board and the Fund with greater flexibility to adjust the Fund's leverage in response to market conditions. The proposed amendment permits the Board members to authorize the Fund to issue additional AMPS in order to maintain the Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time the Fund wishes to issue additional AMPS.

     The issuance of additional AMPS may provide holders of Common Stock with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Common Stock, including higher volatility of both the net asset value and the market value of the Common Stock. Leverage also creates the risk that the investment return on the Fund's Common Stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock.

     The fee paid to FAM, the Fund's investment adviser, for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to FAM will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by the Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Fund currently anticipates that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations
("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by the Fund,except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Common Stock and AMPS (one vote per share) and will vote together with holders of outstanding Common Stock and AMPS as a single class.

     In connection with the election of the Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by the holders of Common Stock and AMPS, voting together as a single class. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon. the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law.

                                LEGAL PROCEEDINGS

     On June 21, 1996, a purported class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser (two of these seven funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

     On August 27, 1996, defendants moved to transfer the action to the United States Court for the District of New Jersey. By order dated June 10, 1997, the District Court Judge granted defendants' motion. Plaintiff objected to the District Court Judge's order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that, even if the allegations in the complaint were true, plaintiffs had failed to state a claim upon which relief could be granted.

On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under Section 36(b) and state law. Plaintiffs filed a First Amended Complaint on March 31, 1998, realleging their claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

     The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds for any liabilities or expenses that they may incur in connection with this litigation.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corp. to assist in the solicitation of proxies at a cost to the Fund of approximately $5,000, plus out-of-pocket expenses.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of E&Yas independent auditors, and "FOR" the amendment to the Articles Supplementary.

     With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a majority of the votes cast by the holders of AMPS, represented at the Meeting and entiled to vote: (ii) election of the remaining Directors will require a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 2. "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and the AMPS represented present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 3, "Proposed Amendment to Articles Supplementary," assuming a quorum is present, approval of the amendment to the Fund's Articles Supplementary will require the affirmative vote of (i) a majority of the outstanding Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding AMPS of all series of the Fund, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S'"), holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to Common Stock, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary (Item 3). Shares of AMPS held in "street name," however, may be voted under certain conditions by broker-dealer firms with respect to Item 3 and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the AMPS outstanding have voted on Item 3, (ii) less than 10% of the AMPS outstanding have voted against Item 3 and (iii) holders of Common Stock have voted to approve Item 3. In such instances, the broker-dealer firm will vote those shares of AMPS on Item 3 in the same proportion as the votes cast by all holders of AMPS who have voted on Item 3. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1 and 2 (with respect to Common Stock and AMPS) and 3 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2. Abstentions and broker non-votes will have the same effect as a vote against Item 3.

Address of Investment Adviser

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1998 or its semi annual report for the six months ended April 30, 1999 to any stockholder upon request. Such requests should be directed to MuniYield Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J.Lucido, Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

     It is currently intended that the 2000 Annual Meeting of Stockholders of the Fund will be held in August, 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 16, 2000.

                                  By Order of the Board of Directors
                                           BRADLEY J.LUCIDO
                                               Secretary

Dated: July 14, 1999

                                                                       EXHIBIT A

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

MuniYield Insured Fund, Inc., Series A, B, C, D and E

          Section 5(c) of the Articles Supplementary is revised to read, as follows (the underlining indicates language added; brackets indicate language deleted):

          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock,] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or
(ii), which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                          MUNIYIELD INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011            COMMON STOCK

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

               The undersigned hereby appoints Terry K. Glenn, Donald C.Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ]  or  [x] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below) [ ]         to vote for all nominees listed below [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Joe Grills, Robert S. Salomon, Jr., Stephen B. Swensrud and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year

     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3.   Proposal to approve an amendment to the Articles Supplementary of the Fund.

     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please  sign  exactly  as name  appears  hereon.  When  shares are held by joint
tenants,   both  should   sign.   When  signing  as  attorney  or  as  executor,
administrator,  trustree  or  guardian,  please  give full  title as such.  If a corporation, please sign in full corporate name by president or other authorized offer. If a partnership,  please sign in partnership name by authroized  person.

                                Dated:__________________________________, 1999

                                 X

                                 ---------------------------------------------
                                                 Signature

                                 X

                                 ---------------------------------------------
                                             Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.


                          MUNIYIELD INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011         AUCTION MARKET
                                      PROXY                      PREFERRED STOCK

           This proxy is solicited on behalf of the Board of Directors

               The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 1999 at the Annual Meeting of Stockholders of the Fund to be held on August 25, 1999 or any adjournment thereof.

               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes: [ ]  or [x]   in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)[ ]          to vote for all nominees listed below [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

      Terry K. Glenn,Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B.Swensrud and Arther
     Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year

     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3.   Proposal to approve an amendment to the Articles Supplementary of the Fund.

     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please  sign  exactly  as name  appears  heron.  When  shares  are held by joint
tenants,   both  should   sign.   When  signing  as  attorney  or  as  executor,
administrator,  trustree  or  guardian,  please  give full  title as such.  If a corporation, please sign in full corporate name by president or other authorized offer. If a partnership, please sign in partnership name by authroized person.

                                   Dated:----------------------------------,1999

                                   X

                                   ---------------------------------------------
                                                   Signature

                                   X

                                   ---------------------------------------------
                                          Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.
